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                                                                   EXHIBIT 10.81

                                SECOND AMENDMENT
                                       TO
                             O.E.M. SUPPLY AGREEMENT
                                     BETWEEN
               OLYMPUS AMERICA INC.-PRECISION INSTRUMENT DIVISION
                                       AND
                           ACCUMED INTERNATIONAL, INC.

        This is the Second Amendment ("Second Amendment") to the O.E.M. Supply Agreement dated May 31, 1996 ("Agreement") between Olympus America Inc.-Precision Instrument Division ("OLYMPUS") and AccuMed International, Inc. ("ACCUMED"), as initially amended on July 1, 1996. Capitalized terms used but not otherwise defined in this Second Amendment will have the meanings ascribed to such terms in the Agreement. The effective date of this Second Amendment is August 31, 1997.

        OLYMPUS and ACCUMED wish to amend the Agreement. The Agreement is hereby amended as follows:

Al. The text of Section 7.1 of the Agreement is deleted and replaced with the following: THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT COMMENCING ON THE EFFECTIVE DATE (I.E., MAY 31, 1996) AND EXPIRING ON SEPTEMBER 1, 1997 (THE "AGREEMENT TERM") UNLESS EARLIER TERMINATED PURSUANT TO SECTION 7.2.

A2. The text of Section 7.4 of the Agreement is deleted and replaced with the following: UPON EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT, OLYMPUS SHALL HAVE THE RIGHT, AT ITS OPTION, TO: (A) REQUIRE ACCUMED TO REPURCHASE FROM OLYMPUS (AT THE PRICE PAID BY OLYMPUS) SIX ACCEIL SYSTEM UNITS PER CALENDAR MONTH (BEGINNING IN OCTOBER 1997) UNTIL SUCH TIME AS OLYMPUS'S INVENTORY THEREOF IS DEPLETED, PROVIDED THAT THE SYSTEMS TO BE REPURCHASED ARE IN GOOD CONDITION; (B) REQUIRE ACCUMED TO PURCHASE FROM OLYMPUS, AT A PRICE OF $750.00 PER UNIT, THE MICROSCOPE FRAMES ATTACHED TO THE AFOREMENTIONED ACCEIL SYSTEM UNITS TO BE REPURCHASED BY ACCUMED;
        (C) REMOVE, OR REQUIRE ACCUMED TO REMOVE AT ACCUMED'S COST AND EXPENSE, ANY AND ALL AUTHORIZED TRADEMARKS FROM THE AFOREMENTIONED ACCELL SYSTEM UNITS TO BE REPURCHASED BY ACCUMED, PROVIDED THAT SUCH REMOVAL DOES NOT MATERIALLY DEFACE THE SYSTEMS; (D) CONTINUE TO SELL TO THIRD PARTIES ANY AND ALL



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        PRODUCTS IN OLYMPUS'S INVENTORY; AND/OR (E) PROVIDE ONGOING SUPPORT AND
        SERVICE TO OLYMPUS'S END-USER CUSTOMERS. IN ADDITION, UPON EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT, ACCUMED SHALL NOT SELL (OTHER THAN TO OLYMPUS) ANY PRODUCT CONTAINING OR WHICH IS PACKAGED IN MATERIALS CONTAINING THE AUTHORIZED TRADEMARKS AND ACCUMED SHALL IMMEDIATELY CEASE ANY USE OF THE AUTHORIZED TRADEMARKS. FINALLY, UPON EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT, OLYMPUS WILL SELL TO ACCUMED, AT ACCUMED'S OPTION AND AT A PRICE EQUAL TO OLYMPUS'S COST OF DEVELOPMENT AND PRODUCTION, OLYMPUS'S INVENTORY OF PRODUCT LITERATURE, PROVIDED THAT OLYMPUS MAY REMOVE OR REQUIRE ACCUMED TO REMOVE, AT ACCUMED'S COST AND EXPENSE, ANY AND ALL AUTHORIZED TRADEMARKS FROM SUCH PRODUCT LITERATURE.

A3. The provisions of the Agreement listed in Section 7.6 of the Agreement shall remain in effect and shall survive the expiration or earlier termination of the Agreement.

A4. The following Sections will be added to Article 10 (Miscellaneous) of the Agreement:

        10.15 OLYMPUS MICROSCOPES AND ACCESSORIES. OLYMPUS AND ACCUMED WILL ENDEAVOR TO ENTER INTO A MUTUALLY AGREED-UPON NON-EXCLUSIVE O.E.M. AGREEMENT WHEREBY ACCUMED WILL PURCHASE MICROSCOPES AND RELATED ACCESSORIES FROM OLYMPUS. NEITHER ACCUMED NOR OLYMPUS SHALL BE LIABLE TO THE OTHER IF THEY CANNOT REACH AGREEMENT, FOR ANY REASON, ON A NON-EXCLUSIVE O.E.M. AGREEMENT.

        10.16 RELEASES. (A) "OLYMPUS RELEASED PARTIES" SHALL REFER TO OLYMPUS AMERICA INC. AND EACH OF ITS PRESENT AND PAST SUBSIDIARIES, PREDECESSORS, SUCCESSORS, LICENSEES, ASSIGNS, PARTNERSHIPS, PARENTS, AND AFFILIATED OR RELATED AGENTS, CORPORATIONS AND ENTITIES, AND EACH OF THEIR RESPECTIVE PRESENT AND PAST OFFICERS, DIRECTORS, TRUSTEES, AGENTS, INSURANCE CARRIERS, ATTORNEYS, PARTNERS, EMPLOYEES, AND REPRESENTATIVES. "ACCUMED RELEASED PARTIES" SHALL REFER TO ACCUMED INTERNATIONAL, INC. AND EACH OF ITS PRESENT AND PAST SUBSIDIARIES, PREDECESSORS, SUCCESSORS, LICENSEES, ASSIGNS, PARTNERSHIPS, PARENTS AND AFFILIATED OR RELATED AGENTS, CORPORATIONS AND ENTITIES, AND EACH OF THEIR RESPECTIVE PRESENT AND PAST OFFICERS, DIRECTORS, TRUSTEES, AGENTS, INSURANCE CARRIERS, ATTORNEYS, PARTNERS, EMPLOYEES, AND



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        REPRESENTATIVES.

        (B)EXCEPT FOR (I) THE CONTINUING AND/OR SURVIVING OBLIGATIONS, COVENANTS AND AGREEMENTS OF THIS AGREEMENT LISTED IN SECTION 7.6 AND (II) ANY AMOUNTS OWED BY ACCUMED TO OLYMPUS FOR ACCUMED'S PURCHASE OF OLYMPUS PRODUCTS, OLYMPUS AND ITS RESPECTIVE SUCCESSORS AND ASSIGNS GENERALLY RELEASE AND FOREVER DISCHARGE THE ACCUMED RELEASED PARTIES, AND EACH OF THEM, FROM ANY AND ALL CLAIMS, CONTRACTS, DEBTS, DAMAGES, LIABILITIES, DEMANDS, OBLIGATIONS, COSTS, EXPENSES, DISPUTES, SUITS, ACTIONS, PROCEEDINGS, JUDGMENTS, EXECUTIONS, LOSSES, DUES, DEMANDS, AND CAUSES OF ACTION OF WHATEVER NATURE WHATSOEVER, AND ANY KIND, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, FIXED OR CONTINGENT WHICH OLYMPUS NOW OWNS OR HOLDS OR HAS AT ANY TIME HERETOFORE OWNED OR HELD OR MAY AT ANY TIME OWN OR HOLD AGAINST THE ACCUMED RELEASED PARTIES, AND EACH OF THEM, BY REASON OF ANY ACTS, CIRCUMSTANCES, FACTS, EVENTS, TRANSACTIONS, MATTER, CAUSE OR THING FROM THE BEGINNING OF THE WORLD TO THE DATE HEREOF.

        (C) EXCEPT FOR (I) THE CONTINUING AND/OR SURVIVING OBLIGATIONS, COVENANTS AND AGREEMENTS OF THIS AGREEMENT LISTED IN SECTION 7.6, ACCUMED AND ITS RESPECTIVE SUCCESSORS AND ASSIGNS GENERALLY RELEASE AND FOREVER DISCHARGE THE OLYMPUS RELEASED PARTIES, AND EACH OF THEM, FROM ANY AND ALL CLAIMS, CONTRACTS, DEBTS, DAMAGES, LIABILITIES, DEMANDS, OBLIGATIONS, COSTS, EXPENSES, DISPUTES, SUITS, ACTIONS, PROCEEDINGS, JUDGMENTS, EXECUTIONS, LOSSES, DUES, DEMANDS, AND CAUSES OF ACTIONS OF WHATEVER NATURE WHATSOEVER, AND ANY KIND, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, FIXED OR CONTINGENT WHICH ACCUMED NOW OWNS OR HOLDS OR HAS AT ANY TIME HERETOFORE OWNED OR HELD OR MAY AT ANY TIME OWN OR HOLD AGAINST THE OLYMPUS RELEASED PARTIES, AND EACH OF THEM, BY REASON OF ANY ACTS, CIRCUMSTANCES, FACTS, EVENTS, TRANSACTIONS, MATTER, CAUSE, OR THING FROM THE BEGINNING OF THE WORLD TO THE DATE HEREOF.

        IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed as of the date listed in the introductory paragraph hereof.



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            OLYMPUS AMERICA INC.                ACCUMED INTERNATIONAL, INC.
            Precision
            Instrument Division
                                                By: \s\ MICHAEL BURKE
                                                    ----------------------------
            By: SIDNEY BRAGINSKY                Name:  Michael Burke
                -------------------             Title:  President
            Name:  Sidney Braginsky
            Title:  President